Exhibit 99.2
1 OGE Energy Corp. & Energy Transfer Partners, L.P. Announcement of Strategic Joint Venture September 23, 2008

Legal Disclaimer Some of the matters discussed on this presentation may contain statements about future events, outlook and expectations regarding the Companies discussed in this presentation, all of which are forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. Actual results may vary materially. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside the Companies' control, and which could cause the actual results, performance or achievements of the Companies' to be materially different. While the Companies believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our businesses. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Companies' ability and the ability of their subsidiaries to obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Companies; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Companies' markets; environmental laws and regulations that may impact the Companies' operations; changes in accounting standards, rules or guidelines; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Companies' nonregulated business; and other risk factors listed in the reports filed by the Companies with the Securities and Exchange Commission. The Companies expressly disclaim any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. All references in this presentation to capacity of a pipeline, processing plant or storage facility relate to maximum capacity under normal operating conditions and with respect to pipeline transportation capacity, is subject to multiple factors (including natural gas injections and withdrawals at various delivery points along the pipeline and the utilization of compression) which may reduce the throughput capacity from specified capacity levels. 3 3 3

Overview of Transaction 5

7 Overview of Transaction In exchange for a 50% interest in ETP Enogex Partners and a cash payment of $266 million, OGE will contribute: 100% of its ownership interest in Enogex, OGE's natural gas midstream subsidiary In exchange for a 50% interest in ETP Enogex Partners, ETP will contribute: 100% of its ownership interest in Transwestern Pipeline ("Transwestern") 100% of its 50% ownership interest in Midcontinent Express Pipeline ("MEP") 100% of its ownership interest in ETC Canyon Pipeline LLC Subject to HSR clearance, obtaining certain financing, and other customary closing conditions, OGE and ETP will each contribute ownership interests in certain subsidiaries to a newly formed joint venture entity ("ETP Enogex Partners") The Sponsors are obligated to file a registration statement within 6 months of closing and to use reasonable efforts to consummate an initial public offering ("IPO") of ETP Enogex Partners as an MLP OGE Contribution ETP Contributions Transaction Summary Initial Public Offering Joint Venture Structure ETP Enogex Partners will be a stand-alone company controlled equally by OGE and ETP Today, we announced a joint venture between OGE Energy Corp. ("OGE") and Energy Transfer Partners, L.P. ("ETP" and together with OGE, the "Sponsors")

9 9 9 Geographic Footprint ETP Enogex Partners will have access to multiple producing areas such as the Woodford Shale, the Uinta and Piceance Basins, the Granite Wash and Haynesville and Barnett Shales which are experiencing high levels of drilling activity ETP Enogex Partners will have a total of: 6,834 miles of natural gas gathering pipelines 5,466 miles of natural gas transmission pipeline 5.5 Bcf/d of transportation throughput 1.4 Bcf/d of gathering & processing throughput 2 storage fields with 23 Bcf of working storage capacity 13 processing plants with 936MMcf/d of inlet capacity Note: Information includes 100% of pipelines, capacity and throughput of Midcontinent Express Pipeline, ("MEP") of which ETP Enogex Partners will own a 50% interest. Consolidated Asset Map

11 Balanced Asset Portfolio Miles of Pipeline: 12,300 Annual Throughput: 6.9 Bcf/d Total Compression: 862,692 HP Note: Information includes 100% of pipelines, capacity and throughput of Midcontinent Express Pipeline, ("MEP") of which ETP Enogex Partners will have a 50% interest. Includes the Phoenix Lateral and San Juan Loop, which includes 260 miles (0.5 Bcf/d) and 26 miles (0.4 Bcf/d) of pipeline capacity, respectively. Throughput reflects the added compression for an expansion of MEP's capacity from 1.5 Bcf/d to 1.8 Bcf/d; HP of compression data only available for 1.5 Bcf/d.

13 Diversified Revenue Streams and Balanced Contract Mix Projected % of Gross Margin by Business Segment Projected % of Gross Margin by Fee Based / Hedged vs Unhedged ETP Enogex Partners expects to have a diversified and steady stream of cash flows with a balanced contract mix 13

Strategic Rationale 15

17 ETP Enogex Partners Strategic Rationale Combined entity will create a large, very competitive midstream platform with significant geographic diversity Will create an asset footprint from California to Alabama that should provide opportunities for ETP Enogex Partners to build market presence and pursue additional growth opportunities Will provide ETP Enogex Partners with access to expanded management capabilities and greater financial resources Will enhance basin and business line diversity, resulting in reduced basin risk and ability to leverage existing relationships ETP Enogex Partners will have greater ability to serve producer and end-user customers by increasing market outlets and sources of supply ETP Enogex Partners will connect to over 30 interstate pipelines serving numerous end-user markets Will increase size, scale and financial resources that should reduce overall business risk profile and improve ability to compete for large organic projects and growth initiatives Opportunity to realize meaningful synergies over the long term The Sponsors believe that the transaction will create one of the premier North American natural gas pipeline partnerships 17

Governance 19

21 Governance and Operations Management Council of ETP Enogex Partners will be made up of: Pete Delaney (OGE, CEO), Dan Harris (OGE, COO; Enogex, President), Kelcy Warren (ETP, CEO), and Mackie McCrea (ETP, President, COO) OGE and ETP will provide operational and administrative services for the assets contributed to ETP Enogex Partners and each will be reimbursed for direct expenses and allocated costs Neither OGE nor ETP will consolidate ETP Enogex Partners - both companies will account for their respective ownership interests under the equity method of accounting Management Management Management Council will be responsible for the successful integration and management of contributed assets After integration, ETP Enogex Partners will have one integrated management structure with a CEO, CFO and other managerial positions deemed appropriate 21 Governance Services Agreements Accounting Treatment Management

23 Experienced Management Team Management Council ETP Enogex Partners CFO Kelcy Warren ETP ETP Enogex Partners Board of Directors Danny Harris OGE Pete Delaney OGE Mackie McCrea ETP ETP Enogex Partners COO ETP Enogex Partners CEO ETP Enogex Partners General Counsel Prior to the IPO: ETP Enogex Partners will be managed by the Management Council comprised of the two most senior officers of ETP and OGE Following the IPO under the transaction documents: Nine-member board Three designees from each of OGE and ETP Three independent designees that are mutually agreed upon by OGE and ETP The Audit and Conflicts Committees will be comprised solely of independent directors 23

Transaction Steps / Financing 25

27 Transaction Steps / Financing Step A - Execute Contribution Agreement OGE and ETP execute the contribution agreement Parties file HSR and work on obtaining financing Arrange commercial revolving credit facility Launch tender for outstanding Transwestern Notes Issue Transwestern and ETP Enogex Partners Sr. Notes Repay Enogex revolver and repay Transwestern/ETP intercompany debt and make payment to OGE Close JV transaction The Sponsors are obligated to file a registration statement within 6 months of closing and to use reasonable efforts to consummate an initial public offering ("IPO") of ETP Enogex Partners as an MLP Step B - Closing after HSR approval - 30 to 60 days Step C - IPO

29 Transaction Rationale Recap Combined entity will create a large, more competitive midstream platform with significant geographic diversity Will enhance basin and business line diversity, resulting in reduced basin risk and ability to leverage existing relationships ETP Enogex Partners will have greater ability to serve producer and end- user customers by increasing market outlets and sources of supply Will increase size, scale and financial resources that should reduce overall business risk profile and improve ability to compete for large organic projects and growth Initiatives Opportunity to realize meaningful synergies over the long term 29

31 Appendix 31

33 Asset Overview 33

35 Enogex Asset Description Asset Map Provides natural gas gathering, compression, treating/dehydration, processing, transportation and storage Approximately 2,318 miles of natural gas transmission pipe and two storage facilities Average daily throughput of 1.52 Bcf/d in 2007 Connects to 11 different intrastate and interstate pipelines at 64 interconnection points Two storage fields with working gas capacity of 23 Bcf 175,000 horsepower of compression Over 5,534 miles of gathering pipeline Connects to approximately 3,100 wells and 250 central receipt points Gather ~ 1 Bcf/d Six active processing plants, with 723 MMcf/d of inlet capacity, and 50% interest in an additional processing plant with 20 MMcf/d of inlet capacity 225,000 horsepower of owned compression 35

37 Transwestern Geographically positioned to access markets in the Mid-Continent and Texas as well as the growing markets of California, Arizona, New Mexico, and southern Nevada 2,648 miles of natural gas transmission pipelines Average daily throughput of 1.8 Bcf/d in 2007 19 interconnection points with interstate and intrastate pipelines 347,745 horsepower of compression San Juan Loop completed July 2008 (0.4 Bcf/d pipeline capacity) New Phoenix lateral to be in-service by December 2008 (0.5 Bcf/d pipeline capacity) Asset Description Asset Map 37

39 Midcontinent Express Pipeline ? 50/50 JV between Kinder Morgan Energy Partners, L.P. ("KMP") and ETP KMP is managing construction and will operate the pipeline Approximately 275,000 Dth/d of firm transportation capacity leased from Enogex Can be increased, subject to mutual agreement, to 800 Dth/d Provides shippers with improved transportation options and seamless transactions between Enogex and MEP 500-mile FERC regulated pipeline will originate near Bennington, OK, be routed through Perryville, LA, and terminate at an interconnect with Transco in Butler, AL Initial capacity of 1.5 Bcf/d Current commitments of 1.5 Bcf/d; Chesapeake is the "Foundation Shipper" with 600,000 Mcf/d An additional 300,000 Mcf/d of capacity was subscribed for in a recently completed open season The capacity will be provided through the addition of compression Will interconnect with HPL's 30-inch Texoma Pipeline near Paris, TX; ETP's 36-inch Paris Loop Pipeline interconnects with HPL ? Key dates: Construction began in Q3 2008 First phase expected to be in service by Q2 2009 Second phase expected to be in service by Q3 2009 Asset Description Asset Map 39 Note: Information includes 100% of pipeline capacity and throughput of MEP, of which ETP Enogex Partners will have only a 50% interest

41 Canyon Pipeline 1,300+ miles of 2"-16" natural gas gathering pipelines 193 MMcf/d of capacity as currently configured 300 MMcf/d of capacity w/ added compression and processing ? 6 processing plants for NGL extraction and treating 90 MMcf/d of capacity 2 NGL injection points on Enterprise Mid- Continent Pipeline 4 interstate interconnects with Questar, Northwest, Source Gas and TransColorado Piceance Basin Production: 2.2 Bcf/d (1.1 Bcf/d in Canyon Corridor) Potential Basin Reserves: 45.4 Tcf Asset Description Asset Map 41

43 OGE Energy Corp. & Energy Transfer Partners, L.P. Announcement of Strategic Joint Venture September 23, 2008